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                                                                      Exhibit 32


                            POLAROID HOLDING COMPANY
                      Certification Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)


         Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, the undersigned, J. Michael Pocock, President and Chief Executive Officer, and William L. Flaherty, Executive Vice President and Chief Financial Officer of Polaroid Holding Company, a Delaware corporation (the "Company"), do hereby certify that:

         (1) The annual report on SEC Form 10-K for the year ended December 31, 2004 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act, and

         (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



         Date: March 16, 2005                  /s/ J. Michael Pocock
                                               ---------------------
                                               J. Michael Pocock
                                               President and
                                               Chief Executive Officer





                                               /s/ William L. Flaherty
                                               -----------------------
                                               William L. Flaherty
                                               Executive Vice President and
                                               Chief Financial Officer